Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 17, 2013, by and among PUBLIC STORAGE, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 21, 2012, as amended by that certain Letter Agreement dated as of April 12, 2013, among the Borrower, the Agent and the Lenders party thereto (as so amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The Credit Agreement is amended by adding the following definitions of “Borrower Information” and “Second Amendment Effective Date” in Section 1.1. in the correct alphabetical order:

“Borrower Information” has the meaning given that term in Section 2.5.(c).

“Second Amendment Effective Date” means July 17, 2013.

(b) The Credit Agreement is amended by restating the definitions of “Applicable Facility Fee”, “Applicable Margin” and “LIBOR” contained in Section 1.1. thereof in their entireties as follows:

“Applicable Facility Fee” means the percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof:

Level	Facility Fee
1	0.125%
2	0.150%
3	0.150%
4	0.200%
5	0.300%
6	0.300%

Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee. The provisions of this definition shall be subject to Section 2.5.(c).

“Applicable Margin” means the percentage set forth below corresponding to the ratio of Total Indebtedness to Gross Asset Value as determined in accordance with Section 10.1.(a):

Level	Ratio of Total Indebtedness to Gross Asset Value	Applicable Margin
1	Less than or equal to 0.10 to 1.00	0.900%
2	Greater than 0.10 to 1.00 but less than or equal to 0.20 to 1.00	0.950%
3	Greater than 0.20 to 1.00 but less than or equal to 0.25 to 1.00	1.000%
4	Greater than 0.25 to 1.00 but less than or equal to 0.35 to 1.00	1.100%
5	Greater than 0.35 to 1.00 but less than or equal to 0.45 to 1.00	1.300%
6	Greater than 0.45 to 1.00	1.500%

The Applicable Margin for Loans shall be determined by the Agent from time to time, based on the ratio of Total Indebtedness to Gross Asset Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3.  Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Agent the applicable Compliance Certificate pursuant to Section 9.1.  If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3. and such failure to deliver continues for more than 15 days after it was due to have been delivered, the Applicable Margin shall equal the percentages corresponding to Level 6 until the second Business Day following delivery of the required Compliance Certificate.  Notwithstanding the foregoing, for the period from the Second Amendment Effective Date through but excluding the date on which the Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be determined based on Level 1.  Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition.  The provisions of this definition shall be subject to Section 2.5.(c).

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate appearing on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

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(c)  The Credit Agreement is amended by inserting the following subsection (c) in Section 2.5. immediately following subsection (b) of Section 2.5:

(c)           Borrower Information Used to Determine Applicable Interest Rates.  The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”).  If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information.  The Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Agent, for the account of each Lender, within 5 Business Days of receipt of such written notice.  Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Agent’s or any Lender’s other rights under this Agreement.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following in form and substance satisfactory to the Agent:

(a)           a counterpart of this Amendment duly executed by the Borrower, the Agent and each of the Lenders;

(b)           an Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)           such other documents, agreements and instruments as the Agent, or any Lender through the Agent, may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Agent and the Lenders that:

(a)           Authorization; Execution; Binding Effect.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby.  This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or in equity).

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(b)           Compliance of Agreement, Etc. with Laws.  The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the Borrower’s articles of incorporation or bylaws (including without limitation, Section 2 of Article IV and Section 2(a) of Article VIII of the Borrower’s bylaws), or any resolution adopted by the Borrower’s Board of Directors in connection with the designation of any series of Preferred Stock of the Borrower, or the organizational documents of any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for its benefit and the benefit of the Lenders.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  This Amendment is a Loan Document.

Section 7.  Costs and Expenses.  The Borrower shall reimburse the Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  The Credit Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Agent or the Lenders under the Credit Agreement or any other Loan Document.

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Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

PUBLIC STORAGE

By:	/s/ John Reyes
Name:	John Reyes
Title:	Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Amended and Restated
Credit Agreement for Public Storage]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, as Swingline Lender and as a Lender

By:	/s/ Catherine Abe
Name:	Catherine Abe
Title:	SVP

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[Signature Page to Second Amendment to Amended and Restated
Credit Agreement for Public Storage]

BANK OF AMERICA, N.A.

By:	/s/ Helen Chan
Name:	Helen Chan
Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Amended and Restated
Credit Agreement for Public Storage]

MORGAN STANLEY BANK, N.A.

By:	/s/ Nick Zangari
Name:	Nick Zangari
Title:	Authorized Signatory

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[Signature Page to Second Amendment to Amended and Restated
Credit Agreement for Public Storage]

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of July 17, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Public Storage (the “Borrower”), the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

PSAF DEVELOPMENT PARTNERS, L.P., a California limited partnership

By:           PS LPT Properties Investors,
a Maryland real estate investment trust, its General Partner

By: ___________________
Name: John Reyes
Title: Senior Vice President

SHURGARD STORAGE CENTERS, LLC, a Delaware limited liability company

By: _____________________
Name: John Reyes
Title: Senior Vice President

SSC PROPERTY HOLDINGS, LLC, a Delaware limited liability company

By:           Shurgard Storage Centers, LLC,
a Delaware limited liability company, its Managing Member

By: ____________________
Name: John Reyes
Title: Senior Vice President

SSC EVERGREEN, LLC,
a Delaware limited liability company

By:           Shurgard Storage Centers, LLC,
a Delaware limited liability company, its Managing Member

By: ____________________
Name: John Reyes
Title: Senior Vice President

[Signature page to Guarantor Acknowledgement]

PS LPT PROPERTIES INVESTORS, a Maryland real estate investment trust

By: _____________________
Name: John Reyes
Title: Senior Vice President

PSA INSTITUTIONAL PARTNERS, L.P.,
a California limited partnership

By:           PS LPT Properties Investors,
a Maryland real estate investment trust, its General Partner

By: ______________________
Name: John Reyes
Title: Senior Vice President

PS ILLINOIS TRUST, a Delaware Business Trust

By:          Public Storage,
a Maryland real estate investment trust, its
Managing Trustee and Sole Beneficiary

By: ______________________
       Name: John Reyes
Title: Senior Vice President

[Signature page to Guarantor Acknowledgement]

DIVERSIFIED STORAGE FUND, a California limited partnership
By:           PSI Institutional Advisors, Inc.,
a California corporation, its General Partner

By: _______________________
Name: John Reyes
Title: Senior Vice President

By:           PS LPT Properties Investors,
a Maryland real estate investment trust, its General Partner

By: _______________________
Name: John Reyes
Title: Senior Vice President

[Signature page to Guarantor Acknowledgement]